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                                                                 Exhibit 3.23(b)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-6300, 33-19372, 33-38928, 33-38925, 33-86726, 333-14607, and 333-29949
of Microfluidics International Corporation on Form S-8 of our report dated February 20, 1998, appearing in this Annual Report on Form 10-K of Microfluidics International Corporation for the year ended December 31, 1997.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 27, 1998